SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported) November 6, 2000
            ---------------------------------------------------------

                        ROSEVILLE COMMUNICATIONS COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

                                0-556 68-0365195
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           (Commission File Number) (IRS Employer Identification No.)

                 211 Lincoln Street, Roseville, California 95678
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               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 786-6141
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              (Registrant's Telephone Number, Including Area Code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On November 6, 2000, Roseville Communications Company issued a press release announcing that it has completed the sale of its 24.2% limited partnership interest in Sacramento-Valley Limited Partnership. The press release is attached as Exhibit 99 to this Form 8-K.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS

         (c)      Exhibits

     Exhibit 99. Roseville Communications Company Press Release issued November 6, 2000.


                          SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ROSEVILLE COMMUNICATIONS COMPANY



Date November 6, 2000 By  /s/ Michael D. Campbell
                          -----------------------------------------
                          Executive Vice President and Chief Financial Officer


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                                                    EXHIBIT INDEX



99       Roseville Communications Company Press Release issued November 6, 2000.


































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